Real Estate and Lending Activities	3 Months Ended
Mar. 31, 2013
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Real Estate and Lending Activities

3. Real Estate and Lending Activities

Acquisitions

On February 29, 2012, we made loans to and acquired assets from Ernest Health Inc. (“Ernest”) for a combined purchase price and investment of $396.5 million (“Ernest Transaction”), consisting of the following (in thousands):

2012
Net investments in direct financing leases	$200,000
Mortgage loans	100,000
Other loans	93,200
Equity investments	3,300

Total	$396,500

Real Estate Acquisition and Mortgage Loan Financing

Pursuant to a definitive real property asset purchase agreement, we acquired from Ernest and certain of its subsidiaries (i) a portfolio of five rehabilitation facilities (including a ground lease interest relating to a community-based acute rehabilitation facility in Wyoming), (ii) seven long-term acute care facilities located in seven states and (iii) undeveloped land in Provo, Utah (collectively, the “Acquired Facilities”) for an aggregate purchase price of $200 million, subject to certain adjustments. The Acquired Facilities are leased to subsidiaries of Ernest pursuant to a master lease agreement. The master lease agreement has a 20-year term with three five-year extension options and provided for an initial rental rate of 9%, with consumer price-indexed increases, limited to a 2% floor and 5% ceiling annually thereafter. In addition, we made Ernest a $100 million loan secured by a first mortgage interest in four subsidiaries of Ernest, which has terms similar to the leasing terms described above.

Acquisition Loan and Equity Contribution

Through an affiliate of one of our TRSs, we made investments of approximately $96.5 million in Ernest Health Holdings, LLC, which is the owner of Ernest. These investments are structured as a $93.2 million acquisition loan and a $3.3 million equity contribution.

The interest rate on the acquisition loan is 15%. Ernest is required to pay us a minimum of 6% and 7% of the loan amount in years one and two, respectively, and 10% thereafter, although there are provisions in the loan agreement that are expected to result in full payment of the 15% preference when funds are sufficient. Any of the 15% in excess of the minimum that is not paid may be accrued and paid upon the occurrence of a capital or liquidity event and is payable at maturity. The loan may be prepaid without penalty at any time.

Financing of Ernest Transaction

To finance the Ernest Transaction, we completed equity and senior unsecured notes offerings in February 2012. See Notes 4 and 5 for more information on these financing activities.

Development Activities

On March 4, 2013, we entered into an agreement to finance the development of and lease an inpatient rehabilitation facility in Post Falls, Idaho for $14.4 million, which will be leased to Ernest under the 2012 master lease. The facility is expected to be completed in the fourth quarter of 2013. We have funded $1.4 million through the end of the 2013 first quarter.

In regards to our Twelve Oaks facility, approximately 55% of this facility became occupied as of January 23, 2013 pursuant to a 15 year lease.

On June 13, 2012, we entered into an agreement with Ernest to fund the development of and lease a 40-bed rehabilitation hospital in Lafayette, Indiana. The facility opened in the first quarter of 2013, and land and building for this facility approximates $15 million.

Initial lease term for this property is 20 years.

On October 14, 2011, we entered into agreements with a joint venture of Emerus Holding, Inc. and Vanguard Health System, a subsidiary of Baptist Health System, to acquire, provide for development funding and lease three emergency care focused acute care hospitals for $30.0 million in the suburban markets of San Antonio, Texas. The three facilities are subject to a master lease structure with an initial term of 15 years and three five-year extension options. Rent escalates annually based on consumer priced indexed increases and to be not less than one percent or greater than three percent. One of these properties was completed in the fourth quarter of 2012 with the remaining two being completed in the first quarter of 2013. Land and building costs associated with these three properties approximate $29 million.

See table below for a status update on our current development projects (in thousands):

Property	Location	Property Type	Operator	Original Commitment	Costs Incurred as of March 31, 2013	Estimated Completion Date
Victoria	Victoria, TX	Long-term Acute Care Hospital	Post Acute Medical	$9,400	$4,353	2nd Qtr 2013
Spartanburg	Spartanburg, SC	Rehabilitation Hospital	Ernest Health, Inc.	17,805	7,309	4th Qtr 2013
Post Falls	Post Falls, ID	Rehabilitation Hospital	Ernest Health, Inc.	14,387	1,357	4th Qtr 2013
Oakleaf	Altoona, WI	General Acute Care Hospital	National Surgical Hospitals	33,500	700	1st Qtr 2014
First Choice Emergency Rooms (A)	Various	General Acute Care Hospital	First Choice	100,000	—	Various

				$175,092	$13,719

(A)	Subject to completion of definitive agreements, there is no assurance that this development project will be completed.

Leasing Operations

All of our leases are accounted for as operating leases except for the master lease of 12 Ernest facilities and two other facilities which are accounted for direct financing leases (“DFLs”). The components of our net investment in DFL consisted of the following (dollars in thousands):

	As of March 31, 2013	As of December 31, 2012
Minimum lease payments receivable	$1,270,401	$1,277,923
Estimated residual values	201,283	201,283
Less: Unearned income	(1,156,045)	(1,164,794)

Net investment in direct financing leases	$315,639	$314,412

Monroe facility

As of March 31, 2013, we have advanced $29.9 million to the operator/lessee of Monroe Hospital in Bloomington, Indiana, pursuant to a working capital loan agreement and also have $21.2 million of rent, interest and other charges owed to us by the operator, of which $5.9 million of interest receivables are significantly more than 90 days past due. Because the operator has not made all payments required by the working capital loan agreement and the related real estate lease agreement, we consider the loan to be impaired. During 2010, we recorded a $12 million impairment charge on the working capital loan and recorded a valuation allowance for unbilled straight-line rent in the amount of $2.5 million. We have not recognized any interest income on the Monroe loan since it was considered impaired and have not recorded any unbilled (straight-line) rent since 2010.

At March 31, 2013, our net investment (exclusive of the related real estate) of approximately $39 million is our maximum exposure to Monroe and the amount is presently deemed collectible/recoverable. In making this determination, we considered our first priority secured interest in approximately (i) $5 million in hospital patient receivables, (ii) cash balances of approximately $0.1 million, (iii) our assessment of the realizable value of our other collateral and (iv) projected EBITDA of the hospital operations under various scenarios for sensitivity purposes. Although we believe our net investment in Monroe at March 31, 2013, is recoverable, we do not expect to recognize any future rental income until we begin receiving cash payments. However, no assurances can be made that we will not have additional impairment charges on our working capital loan or other receivables in the future.

Florence facility

On March 1, 2012, we received a certificate of occupancy for our approximate $30 million Florence acute care facility constructed near Phoenix, Arizona. With this, we started collecting and recognizing rent on this facility in March 2012. On March 6, 2013, the tenant of this facility filed for Chapter 11 bankruptcy. Since then Florence has paid rent for March, April, and May. At March 31, 2013, we had less than $0.4 million of receivables outstanding for which we received payment subsequently. In addition, we have a letter of credit for approximately $1.2 million to cover any rent and other monetary payments not paid in the future. Although no assurances can be made that we will not have any impairment charges in the future, we believe our investment in Florence at March 31, 2013, is fully recoverable.

Loans

The following is a summary of our loans (in thousands):

	As of March 31, 2013	As of December 31, 2012
Mortgage loans	$368,650	$368,650
Acquisition loans	98,433	98,433
Working capital and other loans	56,168	57,458
Convertible loan	3,352	3,352

	$526,603	$527,893

Our mortgage loans cover 9 of our properties with three operators.

On March 1, 2012, pursuant to our convertible note agreement, we converted $1.7 million of our $5.0 million convertible note into a 9.9% equity interest in the operator of our Hoboken University Medical Center facility. At March 31, 2013, $3.3 million remains outstanding on the convertible note, and we retain the option, through November 2014, to convert this remainder into 15.1% of equity interest in the operator.

Concentrations of Credit Risk

For the three months ended March 31, 2013 and 2012, revenue from affiliates of Ernest (including rent and interest from mortgage and acquisition loans) accounted for 20.2% and 9.5%, respectively, of total revenue. From an investment concentration perspective, Ernest represented 18.6% and 18.2% of our total assets at March 31, 2013 and December 31, 2012, respectively.

For the three months ended March 31, 2013 and 2012, revenue from affiliates of Prime Healthcare Services, Inc. (“Prime”) (including rent and interest from mortgage loans) accounted for 31.0% and 26.5%, respectively, of total revenue. From an investment concentration perspective, Prime represented 27.3% and 27.9% of our total assets at March 31, 2013 and December 31, 2012, respectively.

On an individual property basis, we had no investment of any single property greater than 5% of our total assets as of March 31, 2013.

From a geographic perspective, all of our properties are currently located in the United States with 24.1% and 23.5% of our total assets at March 31, 2013, located in Texas and California, respectively.